SURVIVORSHIP
                                      2000


                         Prospectus Dated July 15, 1998


--------------------------------------------------------------------------------
Survivorship 2000 is a flexible premium joint survivorship variable life policy issued by The Equitable Life Assurance Society of the United States (Equitable).

You may decide the amount of premiums to invest and when, within limits. Other than the initial premium, there are no required premiums (however, under certain conditions, additional premiums may be needed to keep the policy in effect). Net premiums are deposited in a Policy Account.

Policy Account values increase or decrease with investment experience and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed interest option and the following seventeen investment portfolios:

                              INVESTMENT PORTFOLIOS


------------------------------------------------------------------------------------------------------
o  Alliance Money Market        o  BT Equity 500 Index             o  MFS Research
o  Alliance High Yield          o  BT Small Company Index          o  MFS Emerging Growth Companies
o  Alliance Common Stock        o  BT International Equity Index   o  Morgan Stanley Emerging Markets
o  Alliance Aggressive Stock    o  JPM Core Bond                      Equity
o  Alliance Small Cap Growth    o  Lazard Large Cap Value          o  EQ/Putnam Growth & Income Value
                                o  Lazard Small Cap Value          o  EQ/Putnam Investors Growth
                                                                   o  EQ/Putnam International Equity
------------------------------------------------------------------------------------------------------

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Survivorship 2000 provides life insurance coverage on two insureds, with a death benefit payable when the last surviving insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus the Policy Account. You can reduce the Face Amount and change the death benefit option, within limits.

The policy may go into default if the Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest) is insufficient to pay the policy's monthly deductions. When this condition exists, we guarantee that the policy will remain in force under the death benefit guarantee provision (if available) as long as the accumulated premiums you've paid, less withdrawals, are at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account value). Otherwise, your policy will end without value unless you make a required payment.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Survivorship 2000 would be to your advantage. You may examine the policy for a limited period after your initial payment and if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN SURVIVORSHIP 2000. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO CURRENT PROSPECTUSES FOR BOTH THE HUDSON RIVER TRUST AND THE EQ ADVISORS TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








    Copyright 1998 The Equitable Life Assurance Society of the United States.
                              All rights reserved.

--------------------------------------------------------------------------------

EVM-125 (EDI) Pros-6A (5/98)

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                                TABLE OF CONTENTS
                                                         PAGE
                                                         ----

SUMMARY OF SURVIVORSHIP 2000 FEATURES.......................1

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE AND
          SURVIVORSHIP 2000 INVESTMENT CHOICES..............7
          THE COMPANY THAT ISSUES SURVIVORSHIP 2000.........7
             Equitable......................................7
          THE SEPARATE ACCOUNT AND THE TRUSTS...............7
             The Separate Account...........................7
             The Trusts.....................................7
             HRT's Manager And Investment Adviser...........8
             EQAT's Manager.................................8
             EQAT's Investment Advisers ....................8
             Investment Policies and Objectives Of The
                Trusts' Portfolios..........................9
          THE GUARANTEED INTEREST ACCOUNT..................11
             Amounts In The Guaranteed Interest Account....11
             Adding Interest In The Guaranteed Interest
               Account.....................................11
             Transfers Out Of The Guaranteed Interest
               Account.....................................12
PART 2 -- DETAILED INFORMATION ABOUT SURVIVORSHIP 2000.....12
          FLEXIBLE PREMIUMS................................12
          DEATH BENEFITS...................................13
          CHANGES IN INSURANCE PROTECTION..................14
             Reducing The Face Amount......................14
             Changing The Death Benefit Option.............14
             When Policy Changes Go Into Effect............14
          MATURITY BENEFITS................................14
          LIVING BENEFIT OPTION............................14
          ADDITIONAL BENEFITS MAY BE AVAILABLE.............15
          YOUR POLICY ACCOUNT VALUE........................15
             Amounts In The Separate Account...............15
             How We Determine The Unit Value...............15
             Transfers Of Policy Account Value.............15
             Automatic Transfer Service....................16
             Telephone Transfers...........................16
             Charge For Transfers..........................16
          BORROWING FROM YOUR POLICY ACCOUNT...............16
             How To Request A Loan.........................17
             Policy Loan Interest..........................17
             When Interest Is Due..........................17
             Repaying The Loan.............................17
             The Effects Of A Policy Loan..................17
         PARTIAL WITHDRAWALS AND SURRENDER.................18
             Partial Withdrawals...........................18
             Allocation Of Partial Withdrawals And Charges.18
             The Effects Of A Partial Withdrawal...........18
             Surrender For Net Cash Surrender Value........18
         DEDUCTIONS AND CHARGES............................18
             Deductions From Your Premiums.................18
             Deductions From Your Policy Account...........19
             How Policy Account Charges Are Allocated......20
             Charge Against The Separate Account...........20
             Charges Of The Trusts.........................20
             Purpose of Policy Charges.....................20

         ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000....21
             Your Policy Can Terminate.....................21
             You May Restore A Policy After It Terminates..21 Policy Periods, Anniversaries, Dates And Ages.21
         TAX EFFECTS.......................................22
             Policy Proceeds...............................22
             Policy Terminations...........................24
             Living Benefits...............................24
             Diversification...............................24
             Riders........................................24
             Policy Changes................................24
             Tax Changes...................................24
             Estate And Generation Skipping Taxes..........24
             Trade or Business Entity Owns Or Is Directly
               Or Indirectly A Beneficiary Of The Policy...25
             Our Taxes.....................................25
             When We Withhold Income Taxes.................25
PART 3 -- ADDITIONAL INFORMATION...........................25
          YOUR VOTING PRIVILEGES...........................25
            Trust Voting Privileges........................25
            How We Determine Your Voting Shares............25
            Separate Account Voting Rights.................26
          OUR RIGHT TO CHANGE HOW WE OPERATE...............26
          OUR REPORTS TO POLICYOWNERS......................26
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY......26
          YOUR PAYMENT OPTIONS.............................27
          YOUR BENEFICIARY.................................27
          ASSIGNING YOUR POLICY............................27
          WHEN WE PAY POLICY PROCEEDS......................27
          DIVIDENDS........................................27
          REGULATION.......................................28
          SPECIAL CIRCUMSTANCES............................28
          DISTRIBUTION.....................................28
          LEGAL PROCEEDINGS................................28
          ACCOUNTING AND ACTUARIAL EXPERTS.................28
          ADDITIONAL INFORMATION...........................28
          YEAR 2000 PROGRESS...............................29
          MANAGEMENT.......................................29
PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS.................33
          INDIVIDUAL ILLUSTRATIONS.........................33
SEPARATE ACCOUNT FP FINANCIAL STATEMENTS................FSA-1
EQUITABLE FINANCIAL STATEMENTS............................F-1
APPENDIX A -- COMMUNICATING PERFORMANCE DATA..............A-1
              LONG-TERM MARKET TRENDS.....................A-1
              AVERAGE ANNUAL RATES OF RETURN..............A-2

--------------------------------------------------------------------------------

In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner(s) of the policy. The term "Equitable agent" or "agent," as used herein, means a Registered Representative authorized to sell the policies on Equitable's behalf. We refer to the persons who are covered by the policy as the "insured persons" because the insured persons and the policyowner(s) may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     SUMMARY OF SURVIVORSHIP 2000 FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS in
   Part 2 of this prospectus.

POLICY ACCOUNT

o After certain charges are deducted from your premium payment, the balance, called your net premium, is put in your Policy Account. Net premiums can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (HRT), or the EQ Advisors Trust (EQAT), each of which is a mutual fund. Subject to certain conditions, you have access to the Policy Account value through loans, partial withdrawals or by surrendering the policy. You may also adjust your allocation to the various investment options by changing your allocation percentages or by making transfers among the Funds and the Guaranteed Interest Account. If the policy is owned by two or more persons, we will require authorization from each owner before taking any action under the policy.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE ON OR WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST ACCOUNT AND AMONG THE FUNDS MAY BE REQUESTED AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on deductions from that Account and on the interest rates declared each year by Equitable (4% minimum, before deductions).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (equal to the Policy Account value) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.

o Partial withdrawals of Net Cash Surrender Value may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS AND SURRENDER in Part 2 of this prospectus.

o The policy may be surrendered for its Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest), less any lien securing a Living Benefit payment, at which time insurance coverage will end.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus the Policy Account.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS in Part 2 of this prospectus.

o After the first year, you may reduce the Face Amount or change the death benefit option, within limits. The minimum Face Amount is $200,000. See CHANGES IN INSURANCE PROTECTION in Part 2 of this prospectus.

o The death benefit is payable when the last surviving insured person dies while the policy is in effect.

DEATH BENEFIT GUARANTEE

o The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account value). The death benefit guarantee is not available in some jurisdictions, including New York, New Jersey and Massachusetts. You should check with your Equitable agent to determine whether the guaranteed minimum death benefit is available in your state. See DEATH BENEFITS in Part 2 of this prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MATURITY BENEFITS

o A maturity benefit equal to the Net Cash Surrender Value, less any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the younger insured person's 100th birthday, if either or both of the insured persons are still living on that date. See MATURITY BENEFITS in Part 2 of this prospectus.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDITIONAL BENEFITS

o Estate Protector, Option to Split Upon Divorce and Option to Split Upon Federal Tax Law Change riders are available. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus.)

o Charge for taxes imposed by states and other jurisdictions. Such charges currently range between .70% and 5% (Virgin Islands).

o Premium Sales Charge in the first policy year equal to 30% of premiums paid up to one "target premium," plus 3% of premiums paid in excess of the target premium in that year. If you paid at least one target premium in the first policy year, the Premium Sales Charge in each subsequent year is equal to 7.5% (6% for certain age combinations of insured persons) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year. However, if you paid less than one target premium in the first policy year, the Premium Sales Charge in the second, third and fourth policy years is equal to 7.5% (6% for certain combinations of insured persons) of premiums paid up to the lesser of one target premium or the highest amount of premiums paid in any prior year, plus 30% on premiums paid in excess of this amount until premiums paid in that year equal the target premium, plus 3% of premiums paid in excess of the target premium in that year. The Premium Sales Charge in policy years five and later is equal to 7.5% (6% for certain age combinations of insured persons) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year. Equitable currently intends to stop deducting the Premium Sales Charge at the end of the twentieth policy year. See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus for a detailed discussion, including an explanation of "target premium."

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.)

o Monthly administrative charge of $0.07 per $1,000 of Face Amount during the first policy year, plus a current monthly administrative charge of $6 during each policy year. We may increase this latter charge, but we guarantee that it will never exceed $8 per month.

o Current monthly cost of insurance rates for standard risk insureds range from less than $0.01 per thousand of net amount at risk at the youngest ages to $83.33 per thousand of net amount at risk at the oldest ages (age 99 of each insured). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for standard risk insureds range from less than $0.01 (youngest ages) to $83.33 (oldest ages).

o  Monthly charge for any additional insurance benefits.

o  Certain policy transactions will result in the following charges:

   o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

   o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

o Monthly guaranteed minimum death benefit charge equal to $0.01 per $1,000 of Face Amount for policies with a guaranteed minimum death benefit provision.

FROM THE SEPARATE ACCOUNT (See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus.)

o Charge for certain mortality and expense risks of .90% per annum of average net assets in the Separate Account.

FROM THE TRUSTS

o The Separate Account Funds purchase Class IB shares of corresponding portfolios of the HRT or EQAT at net asset value. That price reflects investment management fees, Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------

   The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for Class IB shares for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                           1997 RESTATED FEES AND EXPENSES
                                                        -----------------------------------------------------------------------
                                                            MANAGEMENT          12B-1            OTHER         TOTAL ANNUAL
HRT PORTFOLIO                                                  FEE               FEE            EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................     0.35%             0.25%            0.04%             0.64%
Alliance High Yield.......................................     0.60%             0.25%            0.04%             0.89%
Alliance Common Stock.....................................     0.37%             0.25%            0.03%             0.65%
Alliance Aggressive Stock.................................     0.54%             0.25%            0.03%             0.82%
Alliance Small Cap Growth*................................     0.90%             0.25%            0.05%             1.20%

-------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.
--------------------------------------------------------------------------------

   EQ Advisors Trust. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                             ESTIMATED 1998 FEES AND EXPENSES
                                                           --------------------------------------------------------------------
                                                              MANAGEMENT          12B-1            OTHER        TOTAL ANNUAL
EQAT PORTFOLIO*                                                   FEE             FEES           EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index.......................................        0.25%            0.25%            0.05%            0.55%
BT Small Company Index....................................        0.25%            0.25%            0.10%            0.60%
BT International Equity Index.............................        0.35%            0.25%            0.20%            0.80%
JPM Core Bond.............................................        0.45%            0.25%            0.10%            0.80%
Lazard Large Cap Value....................................        0.55%            0.25%            0.10%            0.90%
Lazard Small Cap Value....................................        0.80%            0.25%            0.15%            1.20%
MFS Research..............................................        0.55%            0.25%            0.05%            0.85%
MFS Emerging Growth Companies.............................        0.55%            0.25%            0.05%            0.85%
Morgan Stanley Emerging Markets Equity....................        1.15%            0.25%            0.35%            1.75%
EQ/Putnam Growth & Income Value...........................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Investors Growth................................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam International Equity............................        0.70%            0.25%            0.25%            1.20%

-------------------
*  The EQAT  had no  operations  prior to May 1,  1997.  The MFS  Research,  MFS
   Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity Portfolios of EQAT
   commenced operations on May 1, 1997. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios commenced operations on December 31, 1997. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees exceed total annual expense limitations. See the attached EQAT prospectus.
   -----------------------------------------------------------------------------

VARIATIONS

o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Survivorship 2000 is sold. As a result, the terms of Survivorship 2000 may vary from jurisdiction to jurisdiction. The terms of Survivorship 2000 may also vary where special circumstances result in a reduction in our costs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have the right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limit described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than 10 days after you receive the policy.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

DEFAULT AND TERMINATION

o If the Net Cash Surrender Value is insufficient to pay the policy's monthly deductions the policy will go into default unless the operation of the policy's guaranteed minimum death benefit provision results in a waiver of the monthly deductions. In order to benefit from the guaranteed minimum death benefit provision, accumulated premiums you've paid at 4% interest, less withdrawals at 4% interest, must be at least equal to a guaranteed minimum death benefit premium fund and any policy loan must not exceed the Cash Surrender Value. The guaranteed death benefit provision is not available in some jurisdictions, including New York, New Jersey and Massachusetts. If the policy goes into default, it will terminate without value unless you make a required payment. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

o You will be notified if a default occurs and given the opportunity to maintain the policy in force by paying the amount specified in the notice. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOU MAY RESTORE A POLICY AFTER IT TERMINATES in Part 2 of this prospectus.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax so long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity or policy termination may result in recognition of income for tax purposes. See TAX EFFECTS in Part 2 of this prospectus.

                    RATES OF RETURN AND YIELDS OF THE TRUSTS

The rates of return shown in the table below are based on the actual investment performance of The Hudson River Trust and EQ Advisors Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trusts (including Rule 12b-1 distribution fees), for periods ending December 31, 1997. The historical performance of the Alliance Common Stock and Alliance Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been restated to reflect the investment management fees and estimated direct operating expenses that commenced on that date. The Alliance Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Alliance Money Market Portfolio and 30-day yield for the Alliance High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance would affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUSTS ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A SURVIVORSHIP 2000 POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS ON NEXT PAGE.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1997
                                         ---------------------------------------------------------------------------------------
                                            SEC                                                                        SINCE
PORTFOLIO                                  YIELDS    1 YEAR     3 YEARS    5 YEARS   10 YEARS  15 YEARS   20 YEARS  INCEPTION(+)
--------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market......................  5.10%     5.16%      5.24%      4.44%      5.52%     6.34%       --        6.92%
Alliance High Yield........................ 10.07     18.19      20.15      15.63      12.54       --         --       11.78
Alliance Common Stock......................           29.07      28.39      20.81      17.74     17.00      17.30%     15.58
Alliance Aggressive Stock..................           10.66      21.04      14.66      18.74       --         --       19.17
Alliance Small Cap Growth..................             --         --         --         --        --         --       26.57**
MFS Research...............................             --         --         --         --        --         --       16.07**
MFS Emerging Growth Companies..............             --         --         --         --        --         --       22.42**
Morgan Stanley Emerging Markets Equity.....             --         --         --         --        --         --      (20.16)*
EQ/Putnam Growth & Income Value............             --         --         --         --        --         --       16.23**
EQ/Putnam Investors Growth.................             --         --         --         --        --         --       24.70**
EQ/Putnam International Equity.............             --         --         --         --        --         --        9.58**

-------------------
 * This performance is unannualized and represents less than five months of performance.
** This performance is unannualized and represents eight months of performance.
 + The Alliance Small Cap Growth  Portfolio  received its initial funding on May
   1, 1997; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Aggressive Stock Portfolio on January 27, 1986; the predecessor of the Alliance Money Market Portfolio on July 13, 1981; and the predecessor of the Alliance Common Stock Portfolio on January 13, 1976. The Morgan Stanley Emerging Markets Equity Portfolio received its initial funding on August 20, 1997; EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, EQ/Putnam International Equity, MFS Research and MFS Emerging Growth Companies, received their initial funding on May 1, 1997.
--------------------------------------------------------------------------------

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

PRIOR PERFORMANCE OF ADVISERS. The EQAT portfolios and the Alliance Small Cap Growth Portfolio of the HRT commenced operations in 1997. For investment performance of public mutual funds (or combinations thereof) advised by the same EQAT or HRT Investment Adviser that have investment objectives, policies, strategies and risks that their advisers believe to be substantially similar to those of corresponding portfolios of the EQAT or HRT, see the respective EQAT or HRT prospectus, attached to this prospectus. Such results are intended to show a potential investor the past results of a similar style of investment management and are not intended to be a substitute for actual performance, nor are such results an estimate or guarantee of future results for the EQAT or Alliance Small Cap Growth Portfolios. Keep in mind that such results do not reflect the deductions and charges under your policy, which, if applied, would reduce the returns shown.

ILLUSTRATIONS OF CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The following table was developed to demonstrate how the actual investment experience of the HRT (and its predecessors) and the EQAT would have affected the Cash Surrender Value of hypothetical Survivorship 2000 policies held for specified periods of time. The table illustrates premiums and Cash Surrender Values of ten hypothetical Survivorship 2000 policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that the insureds are a standard risk 55-year-old male and a standard risk 50-year-old female, both non-smokers, and that each policy has a level death benefit, a $1,000,000 face amount and a $13,580 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of, and earned the actual return over, that entire calendar year of inception. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after ten policy years and from inception through December 31, 1997. No information has been included for portfolios whose inception dates were after June 30, 1997.



--------------------------------------------------------------------------------
                                       5

   ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS, $1,000,000 OF INITIAL INSURANCE
                           PROTECTION AND CURRENT CHARGES (1)
                           MALE AGE 55 / FEMALE AGE 50
                               STANDARD NON-SMOKER

------------------------------------------------------------------------------------------------------------------
                                         ASSUMED
                                          POLICY
                                         PURCHASE            AT THE END OF                  AT THE END OF
                                          DATE(2)        THE FIRST POLICY YEAR          THE FIFTH POLICY YEAR
                                         -------     -----------------------------  -----------------------------
                                         BEGINNING    TOTAL     POLICY ACCOUNT       TOTAL      POLICY ACCOUNT
                                             OF      PREMIUM       VALUE AND        PREMIUM       VALUE AND
               PORTFOLIO:                  YEAR:      PAID    CASH SURRENDER VALUE    PAID   CASH SURRENDER VALUE
                                         -------     -----------------------------  -----------------------------
------------------------------------------
HRT:
------------------------------------------
Alliance Money Market....................    1982    $13,580        $ 9,198          $67,900       $ 68,937
Alliance High Yield......................    1987     13,580          8,461           67,900         61,760
Alliance Common Stock....................    1976     13,580          8,868           67,900        103,222
Alliance Aggressive Stock................    1986     13,580         11,128           67,900         86,242
Alliance Small Cap Growth................    1997     13,580         10,417               --             --

EQAT:
------------------------------------------
MFS Research.............................    1997     13,580          9,513               --             --
MFS Emerging Growth Companies............    1997     13,580         10,064               --             --
EQ/Putnam Growth & Income Value..........    1997     13,580          9,527               --             --
EQ/Putnam Investors Growth...............    1997     13,580         10,260               --             --
EQ/Putnam International Equity...........    1997     13,580          8,954               --             --
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------

                                                                          FROM POLICY PURCHASE
                                                 AT THE END OF                  THROUGH
                                             THE TENTH POLICY YEAR         DECEMBER 31, 1997
                                         ----------------------------   --------------------------
                                          TOTAL      POLICY ACCOUNT      TOTAL   POLICY ACCOUNT
                                         PREMIUM       VALUE AND        PREMIUM  VALUE AND CASH
               PORTFOLIO:                 PAID   CASH SURRENDER VALUE    PAID    SURRENDER VALUE
                                         ----------------------------   --------------------------
-----------------------------------------
HRT:
-----------------------------------------
Alliance Money Market....................$135,800       $163,226        $217,280    $  271,465
Alliance High Yield...................... 135,800        222,439         149,380       273,841
Alliance Common Stock.................... 135,800        268,526         298,760     1,893,101
Alliance Aggressive Stock................ 135,800        310,032         162,960       437,417
Alliance Small Cap Growth................      --             --          13,580        10,417

EQAT:
-----------------------------------------
MFS Research.............................      --             --          13,580         9,513
MFS Emerging Growth Companies............      --             --          13,580        10,064
EQ/Putnam Growth & Income Value..........      --             --          13,580         9,527
EQ/Putnam Investors Growth...............      --             --          13,580        10,260
EQ/Putnam International Equity...........      --             --          13,580         8,954
-------------------------------------------------------------------------------------------------


THE DEATH BENEFIT GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $13,580. SEE DEATH BENEFITS IN PART 2 OF THIS PROSPECTUS.

THESE  VALUES ARE NOT AN  ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

(1) Policy values reflect all charges assessed under the policy and by the HRT or EQAT, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. Such charges may be increased in the future, but will never exceed the guaranteed maximum charges set forth in DEDUCTIONS AND CHARGES in Part 2 of this prospectus. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of portfolio. Please refer to the explanation of this table on the previous page.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE AND SURVIVORSHIP 2000 INVESTMENT CHOICES

THE COMPANY THAT ISSUES SURVIVORSHIP 2000

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, Survivorship 2000 policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

THE SEPARATE ACCOUNT AND THE TRUSTS

THE SEPARATE ACCOUNT. Separate Account FP (the "Separate Account") was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors.

The Separate Account has several Funds, each of which invests in Class IB shares of a corresponding portfolio of the HRT or EQAT. You may allocate some or all premiums among the Funds.

In addition to premiums made under the policies, we may allocate to the Separate Account monies received under other variable life insurance policies. Owners of all such policies will participate in the Separate Account in proportion to the amounts they have in the Funds that relate to their policies. We may also retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to Policy Account values, or we may transfer them to our general account.

If any changes are made that result in a material change in the underlying investments of a Fund, policyowners will be notified. We may make other changes in the policies that do not reduce any Cash Surrender Value, Death Benefit, Policy Account value, or other accrued rights or benefits.

THE TRUSTS. The following portfolios of The Hudson River Trust (HRT) and the EQ Advisors Trust (EQAT) are available under your policy. The Funds of the Separate Account invest in these portfolios according to your instructions.

                              INVESTMENT PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------------
             HRT PORTFOLIOS                                                 EQAT PORTFOLIOS
------------------------------------------  ---------------------------------------------------------------------------------
o  Alliance Money Market                    o  BT Equity 500 Index                o  MFS Research
o  Alliance High Yield                      o  BT Small Company Index             o  MFS Emerging Growth Companies
o  Alliance Common Stock                    o  BT International Equity Index      o  Morgan Stanley Emerging Markets
o  Alliance Aggressive Stock                o  JPM Core Bond                         Equity
o  Alliance Small Cap Growth                o  Lazard Large Cap Value             o  EQ/Putnam Growth & Income Value
                                            o  Lazard Small Cap Value             o  EQ/Putnam Investors Growth
                                                                                  o  EQ/Putnam International Equity
------------------------------------------  ---------------------------------------------------------------------------------

The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in Class IB shares of a corresponding portfolio.

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of HRT intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity portfolio and Lazard Small Cap Value portfolio, are "diversified" for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan relating to Class IB shares and all other aspects of their operations, appears in the HRT prospectus (beginning after this prospectus), the EQAT prospectus (beginning after the HRT prospectus), or in their respective Statements of Additional Information, which are available upon request.

HRT'S MANAGER AND INVESTMENT ADVISER. HRT is managed and its portfolios are advised by Alliance Capital Management L.P. ("Alliance"), which is registered with the SEC as an investment adviser under the 1940 Act.

In its role as manager of the HRT, Alliance has overall responsibility for the general management and administration of the HRT, including selecting the portfolio managers for HRT's portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by HRT with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of the HRT's Trustees, Alliance may enter into agreements with other companies to assist with its administrative and management responsibilities to the HRT.

ALLIANCE CAPITAL MANAGEMENT L.P. Alliance, a leading international investment adviser, subject to the supervision of the Trustees of HRT, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is a publicly traded limited partnership incorporated in Delaware. At December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 14 years.

All of the HRT portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the portfolios' investment programs, making investment decisions for the portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable, and its main office is located at 1345 Avenue of the Americas, New York, New York 10105. Additional information regarding Alliance is located in the HRT prospectus, which directly follows this prospectus.

EQAT'S MANAGER. EQ Financial Consultants, Inc. ("EQF"), subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the EQAT. EQF is an investment adviser registered under the 1940 Act, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable.

EQF is responsible for providing management and administrative services to EQAT and selects the investment advisers for EQAT's portfolios, monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQF in the performance of its administrative responsibilities to the EQAT with other necessary administrative, fund accounting and compliance services. EQ Financial Consultants, Inc.'s main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQAT'S INVESTMENT ADVISERS. Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Bankers Trust Company; J.P. Morgan Investment Management Inc.; and Lazard Asset Management serve as EQAT Advisers only for their respective EQAT portfolios.

Each EQAT Adviser furnishes EQAT's manager, EQF, with an investment program (updated periodically) for each of its portfolios, makes investment decisions on behalf of its EQAT portfolios, places all orders for the purchase and sale of investments for the portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

If an EQAT portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT portfolio's assets among EQAT Advisers may be changed at any time by EQF.

BANKERS TRUST COMPANY. Bankers Trust Company ("Bankers Trust") is a wholly owned subsidiary of Bankers Trust New York Corporation which was founded in 1903. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Bankers Trust advises BT Equity 500 Index, a domestic equity portfolio, BT International Equity Index, an international equity portfolio, and BT Small Company Index, an aggressive equity portfolio. As of December 31, 1997, Bankers Trust had approximately $317.8 billion in assets under management worldwide. The executive offices of Bankers Trust are located at 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006.

LAZARD ASSET MANAGEMENT. Lazard Asset Management ("LAM") is a division of Lazard Freres & Co. LLC, which was founded in 1848. LAM and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. LAM advises Lazard Large Cap Value, a domestic equity portfolio, and Lazard Small Cap Value, an aggressive equity portfolio. LAM's global headquarters are located at 30 Rockefeller Plaza, New York, NY 10112.

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. Morgan Investment Management Inc. ("J.P. Morgan") advises JPM Core Bond, a high quality bond portfolio. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.). JPM & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. Its combined assets under management totaled over $255 billion as of December 31, 1997. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were approximately $70.2 billion on behalf of more than 2.7 million investors. MFS advises MFS Research, a domestic equity portfolio, and MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

MORGAN STANLEY ASSET MANAGEMENT INC. Morgan Stanley Asset Management ("MSAM") provides a broad range of portfolio management services to customers in the United States and abroad and serves as an investment adviser to numerous open-end and closed-end investment companies. MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care as of December 31, 1997. MSAM advises Morgan Stanley Emerging Markets Equity, an international equity portfolio. MSAM is a subsidiary of Morgan Stanley, Dean Witter & Co. and is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Investment Management, Inc. ("Putnam") has been managing mutual funds since 1937. As of December 31, 1997, Putnam and its affiliates managed more than $235 billion in assets. Putnam advises EQ/Putnam Growth & Income Value, a domestic equity portfolio, EQ/Putnam
Investors Growth, a domestic equity portfolio and EQ/Putnam International Equity, an international equity portolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. and is located at One Post Office Square, Boston, MA 02109.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its expected return and its risks. There is no guarantee that these objectives will be achieved.

The value of your money invested in these portfolios will fluctuate, and may be worth more or less than its original value when you or your beneficiaries redeem your policy or make withdrawals. The policies and objectives of the portfolios are as follows:

---------------------------------------------------------------------------------------------------------


          PORTFOLIO                     INVESTMENT POLICY                        OBJECTIVE

   ---------------------------------------------------------------------------------------------------
   HRT PORTFOLIO:
   -------------

   Alliance Money Market     Primarily high-quality short-term          High level of current
                             money market instruments.                  income while preserving
                                                                        assets and maintaining
                                                                        liquidity.

   Alliance High Yield       Primarily a diversified mix of             High return by maximizing
                             high-yield, fixed-income securities        current income and, to the
                             involving greater volatility of price      extent consistent with
                             and risk of principal and income than      that objective, capital
                             high-quality fixed-income securities.      appreciation.
                             The medium- and lower-quality debt
                             securities in which the portfolio may
                             invest are commonly known as "junk
                             bonds."

   Alliance Common Stock     Primarily common stock and other           Long-term growth of
                             equity-type instruments.                   capital and increasing
                                                                        income.

   Alliance Aggressive       Primarily common stocks and other          Long-term growth of
     Stock                   equity-type securities issued by           capital.
                             medium- and other smaller-sized
                             companies with strong growth potential.

   Alliance Small Cap        Primarily U.S. common stock and other      Long-term growth of
     Growth                  equity-type securities issued by           capital.
                             smaller companies with favorable
                             growth prospects.

   EQAT PORTFOLIO:
   --------------

   BT Equity 500 Index       Invest in a statistically selected         Replicate as closely as
                             sample of the 500 stocks included          possible (before the
                             in the Standard & Poor's 500               deduction of Portfolio
                             Composite Stock Price Index ("S&P 500").   expenses) the total return
                                                                        of the S&P 500.


   BT Small Company Index    Invest in a statistically selected         Replicate as closely as
                             sample of the 2,000 stocks included in     possible (before the
                             the Russell 2000 Small Stock Index         deduction of Portfolio
                             ("Russell 2000").                          expenses) the total return
                                                                        of the Russell 2000.

   BT International Equity   Invest in a statistically selected         Replicate as closely as
     Index                   sample of the securities of companies      possible (before the
                             included in the Morgan Stanley Capital     deduction of Portfolio
                             International Europe, Australia, Far       expenses) the total return
                             East Index ("EAFE"), although not all      of the EAFE.
                             companies within a country will be
                             represented in the Portfolio at the
                             same time.

   JPM Core Bond             Under normal circumstances, all of the     High total return
                             Portfolio's assets will, at the time       consistent with moderate
                             of purchase, consist of investment         risk of capital and
                             grade fixed-income securities rated        maintenance of liquidity.
                             BBB or better by Standard & Poor's
                             Rating Service or Baa or better by
                             Moody's Investors Service, Inc. or
                             unrated securities of comparable
                             quality.

   Lazard Large Cap Value    Primarily equity securities of             Capital appreciation.
                             companies with relatively large market
                             capitalizations (i.e., companies
                             having market capitalizations of at
                             least $1 billion at the time of
                             initial purchase) that the portfolio
                             adviser considers to be inexpensively
                             priced relative to the return on total
                             capital or equity.

   Lazard Small Cap Value    Primarily equity securities of United      Capital appreciation.
                             States companies with small market
                             capitalizations (i.e., in the range of
                             companies represented in the Russell
                             2000) that the portfolio adviser
                             considers inexpensively priced
                             relative to the return on total
                             capital or equity.

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

          PORTFOLIO                     INVESTMENT POLICY                        OBJECTIVE

   ---------------------------------------------------------------------------------------------------
   EQAT PORTFOLIO
   --------------
   (CONTINUED):
   -----------

   MFS Research              A substantial portion of assets            Long-term growth of
                             invested in common stock or securities     capital and future income.
                             convertible into common stock of
                             companies believed by the portfolio
                             adviser to possess better than average
                             prospects for long-term growth.

   MFS Emerging Growth       Primarily in common stocks of emerging     Long-term growth of
     Companies               growth companies that the portfolio        capital.
                             adviser believes are early in their life
                             cycle but which have the potential to
                             become major enterprises.


   Morgan Stanley Emerging   Primarily equity securities of             Long-term capital appreciation.
     Markets Equity          emerging market country issuers with a
                             focus on those in which the portfolio
                             adviser believes the economies are
                             developing strongly and in which the
                             markets are becoming more sophisticated.

   EQ/Putnam Growth          Primarily common stocks that offer         Capital growth and,
     & Income Value          potential for capital growth and may,      secondarily, current
                             consistent with the portfolio's            income.
                             investment objective, invest in common
                             stocks that offer potential for
                             current income.

   EQ/Putnam Investors       Primarily common stocks that the           Long-term growth of
     Growth                  Portfolio adviser believes afford the      capital and any increased
                             best opportunity for long-term capital     income that results from
                             growth.                                    this growth.

   EQ/Putnam International   Primarily a diversified portfolio of       Capital appreciation.
     Equity                  equity securities of companies
                             organized under laws of countries
                             other than the United States.

---------------------------------------------------------------------------------------------------------

Because you may invest Policy Account values in the Fund options described above, Survivorship 2000 offers an opportunity for the Policy Account value to appreciate more rapidly than it would under comparable fixed-benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Policy Account value may not appreciate as rapidly and indeed, may decrease in value.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are generally subject to regulation under these Acts. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities law relating to the accuracy and completeness of statements made in prospectuses.

AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT. You may accumulate amounts in the Guaranteed Interest Account by allocating net premiums and loan repayments to that Account, transferring amounts from the Funds to the Guaranteed Interest Account or earning interest on amounts you already have in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION in
Part 2 of this prospectus. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account.

The amount you have in the Guaranteed Interest Account at any time is the sum of all net premiums and loan repayments allocated to that Account, all transfers into that Account (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, that Account.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the

Guaranteed Interest Account for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. We reserve the right to declare higher interest rates for higher Face Amount policies. See POLICY LOAN INTEREST in Part 2 of this prospectus. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Account at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Account on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Account to one or more of the Funds. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount shown in your policy, whichever is more. The minimum transfer amount is the minimum transfer amount shown in the policy or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:  DETAILED INFORMATION ABOUT SURVIVORSHIP 2000

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and smoker/non-smoker status of each of the insured persons, the initial Face Amount of the policy (the minimum Face Amount is $200,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of either insured person. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. You may choose to pay a higher initial premium.

The minimum initial premium must be paid on or before the date on which the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the minimum initial premium is paid while the persons proposed to be insured are living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. Any additional premiums must be sent directly to our Administrative Office. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insureds. You may review a copy of our Temporary Insurance Agreement on request.

On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to the Funds take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Information Page of your policy (the Policy Information Page), and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE in Part 2 of this prospectus.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Alliance Money Market Fund, and all monthly charges allocable to the Separate Account will be deducted from the Alliance Money Market Fund. On the Allocation Date, amounts in the Alliance Money Market Fund will be allocated to the Funds in accordance with your policy application. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Alliance Money Market Fund on the Allocation Date. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions after such date.

Although  premiums are flexible,  page 3 of your policy (the Policy  Information
Page) will show a "planned" periodic premium. You determine the planned premium (within limits set by us) when you apply for the policy. The planned premium is not necessarily designed to equal the amount of premium that will keep your policy in effect. You may make or skip a planned premium. We will send premium notices if you selected annual, semiannual or quarterly planned premiums.

The Policy Information Page will also show a "specified premium" if the policy's guaranteed minimum death benefit provision is available in your state. This specified premium is what we refer to in this prospectus as the guaranteed minimum death benefit premium. We measure actual premium payments against these hypothetical premiums in order to determine whether your policy is in default when the Net Cash Surrender Value is insufficient to pay monthly charges in any month. These are not required premium payments. See YOUR POLICY CAN TERMINATE in
Part 2 of this prospectus.

The guaranteed minimum death benefit premium is actuarially determined at issue based on the age, sex, smoker status and rating class of the insured persons. The guaranteed minimum death benefit premium will change if you request a Face Amount decrease, add or eliminate a rider, or if there is a change in either insured person's rating or smoker classification. We reserve the right to limit the amount of any premium payments you make which are in addition to your guaranteed minimum death benefit premium.

Generally, premiums may be paid at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states or automatic payment plans may require different minimum premium payments.) Except for Texas policyowners, this minimum may be increased if we give you 90 days written notice. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the last surviving insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any unpaid policy loan, any lien securing a Living Benefit payment and accrued interest. If the last surviving insured person dies during a grace period we will also deduct any overdue monthly deductions.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a variable death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the last surviving insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is designed to ensure that the policy meets the provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. We may apply a higher percentage multiple than that required by Federal tax law. This means that when the death benefit is calculated using those higher percentage multiples, the benefit will be higher than that otherwise necessary to continue to qualify your policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the last surviving insured person dies times a percentage based on the younger insured person's age (nearest birthday) at the beginning of the policy year of the last surviving insured person's death. The percentages decline with age and are shown on the Policy Information Page of your policy.

The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. In other words, we will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy, as long as you have not withdrawn or overloaned those amounts. This guaranteed minimum death benefit provision is not available in some jurisdictions, including New York, New Jersey and Massachusetts. You should check with your Equitable agent to determine whether the guaranteed minimum death benefit is available in your state.


CHANGES IN INSURANCE PROTECTION

REDUCING THE FACE AMOUNT. You may request a Face Amount decrease anytime after the first policy year by sending a signed written request to our Administrative Office. Any change will be subject to our approval. You may not reduce the Face Amount below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Our current procedure is to disapprove a requested decrease if it would cause a death benefit based upon the Policy Account percentage multiple to apply. See DEATH BENEFITS in Part 2 of this prospectus. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of reducing the Face Amount. If you reduce the Face Amount while the Estate Protector rider is in effect, the face amount of that rider will generally be reduced proportionately. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus. Monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the reduction in Face Amount takes effect.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may request a change in the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction.

o If you change from OPTION B TO OPTION A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See DEDUCTIONS FROM YOUR POLICY ACCOUNT -- COST OF INSURANCE CHARGE in Part 2 of this prospectus. If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently.

WHEN POLICY CHANGES GO INTO EFFECT. A reduction in Face Amount or change in death benefit option will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because it might disqualify your policy as life insurance under applicable Federal income tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS in Part 2 of this prospectus.

MATURITY BENEFITS

If either or both of the insured persons are still living on the policy anniversary nearest the younger insured person's 100th birthday (the Maturity
Date), we will pay you a benefit in an amount equal to the Net Cash Surrender Value as of the Maturity Date, less any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS in Part 2 of this prospectus and YOUR PAYMENT OPTIONS in Part 3 of this prospectus.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our Living Benefit rider will be included with your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six-month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST in
Part 2 of this prospectus.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS in Part 2 of this prospectus. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. These benefits are subject to our rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available:

o ESTATE PROTECTOR RIDER under which an additional benefit is payable during the first four policy years if both insured persons die during this period. A monthly charge will be deducted from the Policy Account for this rider. This rider may not be cancelled but will automatically terminate four years from the policy's Register Date or the date the policy terminates, whichever is earlier.

o OPTION TO SPLIT UPON DIVORCE RIDER permits you to split the Survivorship 2000 policy into two other individual life insurance policies upon divorce, without evidence of insurability. A monthly charge will be deducted from the Policy Account for this rider. Certain conditions, as described in the rider, must be met before the rider's benefit can be exercised.

o OPTION TO SPLIT UPON FEDERAL TAX LAW CHANGE RIDER also permits you to split the Survivorship 2000 policy into two other individual life insurance policies, without evidence of insurability, if certain Federal tax law changes occur. These changes are described in the rider. There is no charge for this rider.

See TAX EFFECTS -- RIDERS in Part 2 of this prospectus for possible tax consequences of splitting a Survivorship 2000 policy.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the various Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.


A net investment factor is determined for each Fund every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation will include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is guaranteed not to exceed the current annual rate of .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Survivorship 2000 unit values, call (888) 228-6690.


TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any Fund to any other Fund or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS in Part 2 of this prospectus.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amount transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Alliance Money Market Fund into the other Funds.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Alliance Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Alliance Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of the sole surviving insured's death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.


TELEPHONE TRANSFERS. You may make transfers by telephone by calling our Administrative Office toll free at (888) 228-6690. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.


Telephone transfers may be requested on each day we are open to transact business. The transfer will be processed based on the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 P.M. EASTERN TIME. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. You will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the requested loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from your amounts in the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate the loan, it will be allocated according to the deduction allocation percentages applicable to your Policy Account. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your value in each Fund bear to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loan and any additional amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. Loaned amounts will earn interest at a lower rate than the rate you are charged for policy loan interest. Currently, the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. Beginning in the twenty-first policy year, the rate we currently credit on loaned amounts is 1/2 of 1% less than the rate we charge for policy loan interest. Because Survivorship 2000 was offered for the first time in 1992, no reduction in the loan spread in the twenty-first policy year has yet been attained. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4%.

Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and anytime you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. While you have a policy loan and your policy is not in grace, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments applied as premium payments, you must specifically so indicate in writing at the time you make your payment. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed
Interest Account until the amount of any loan originally allocated to that Account has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the last surviving insured person, maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover the monthly deductions. See YOUR POLICY CAN TERMINATE and TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy loan.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while either of the insured persons is living, you may request a partial withdrawal of your Net Cash Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the Face Amount to fall below the minimum for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

ALLOCATION OF PARTIAL WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner described above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account and your Net Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS in Part 2 of this prospectus. The partial withdrawal and these reductions will be effective as of the date your withdrawal request is received at our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a reduction in benefits or a partial withdrawal.

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender your policy for its Net Cash Surrender Value (Policy Account minus any loan and accrued loan interest) at any time while either of the insured persons are living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our Administrative Office. We will compute the Net Cash Surrender
Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge For Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. This charge is intended to compensate us in part for sales and promotional expenses in connection with selling Survivorship 2000, such as commissions, advertising, and the cost of preparing and printing sales literature and prospectuses.

The Premium Sales Charge in the first policy year is equal to 30% of premiums paid up to one "target premium," plus 3% of premiums paid in excess of the target premium in that year. The target premium is actuarially determined based upon the age, sex and smoker status of each of the insured persons. If your policy has a guaranteed minimum death benefit provision, a target premium equals one guaranteed minimum death benefit premium at issue, excluding premiums for riders and substandard ratings. The target premium is established at issue, and will be reduced if you request a Face Amount decrease or if there is a change from smoker to non-smoker status of an insured person. See COST OF INSURANCE CHARGE below.

If you paid at least one target premium in the first policy year, the Premium Sales Charge in each subsequent year is equal to 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year.

If you paid less than one target premium in the first policy year, the Premium Sales Charge in the second, third and fourth policy years is equal to 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to the lesser of one target premium or the highest amount of premiums paid in any prior year, plus 30% on premiums paid in excess of this amount until premiums paid in that year equal the target premium, plus 3% of premiums paid in excess of the target premium in that year. The Premium Sales Charge in policy years five and later is 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year.

Equitable currently intends to stop deducting the Premium Sales Charge at the end of the twentieth policy year. However, this is our current intention and is not guaranteed.

Paying less than one target premium in each of the first four policy years or paying more than one target premium in any policy year (including the first year) could reduce the policyowner's total Premium Sales Charge. For an example of the latter, assume that the target premium is $10,000 and that the policyowner would like to pay ten target premiums in a way that does not cause the policy to become a modified endowment contract. If the policyowner paid $20,000 (i.e., two times the amount of the target premium) in every other policy year up to the ninth policy year, the total Premium Sales Charge would be $7,500. If, however, the policyowner paid $10,000 in each of the first ten policy years, the total Premium Sales Charge would be $9,750.

Attempting to structure the timing and amount of premium payments to reduce the potential Premium Sales Charge is not recommended as it could increase the risk that your policy will terminate without value. Remember, a target premium is generally the equivalent of a guaranteed minimum death benefit premium. Therefore, delaying the payment of target premiums to later years could adversely effect the availability of the guaranteed minimum death benefit provision if, as a result of the delay, actual premium payments were less than the accumulation of guaranteed minimum death benefit premiums. If the policy's guaranteed minimum death benefit provision is not in effect and the Net Cash Surrender Value is insufficient to pay monthly deductions, the policy will lapse unless a required premium payment is made. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus. In addition, any acceleration of premium payments to early years should take into account the modified endowment seven-pay premium limit. If at any time the aggregate premiums paid exceed the policy's cumulative seven-pay limit, the policy will become a modified endowment and the policyowner may incur adverse tax consequences when distributions are made. See TAX EFFECTS in Part 2 of this prospectus.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charges. $0.07 per $1,000 of Face Amount during the first policy year, plus a $6 per month charge in each policy year to compensate us for administrative activities in connection with issuing and maintaining your policy, such as billing, policy transactions and policyowner communications. We may increase this latter charge, but we guarantee that it will never exceed $8 per month. All administrative charges are designed to reimburse us for expenses, and we do not expect to profit from them.

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured persons at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account. We may earn a profit from this charge.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables. The current monthly cost of insurance rates are determined based on the sex, age, rating class and smoker/non-smoker status of each of the insured persons and the policy year. Lower cost of insurance rates apply for insured persons who qualify as non-smokers. To qualify, an insured person must meet additional requirements that relate to smoking habits.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship 2000 policies sold in Montana and in other states for other special circumstances. In these cases the references to sex in this prospectus should be disregarded. Cost of insurance rates applicable to a policy issued with unisex rates would not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued with unisex rates. The guaranteed cost of insurance rates for Survivorship 2000 are based on the Commissioner's 1980 Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and rating class.

Charges For Additional Benefits. The charges for any additional benefits you choose will be deducted monthly. The amount and duration of these charges are shown on the Policy Information Page.

Guaranteed Minimum Death Benefit Charge. One cent per $1,000 of Face Amount of insurance is deducted monthly to compensate us for the risk we assume by guaranteeing a death benefit, no matter how unfavorable investment experience may be, as long as the accumulated premiums you've paid, less withdrawals, exceed a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. This charge will be deducted only for those policies that contain a guaranteed minimum death benefit provision regardless of whether the guaranteed minimum death benefit premiums are paid. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus. This charge will be assessed as long as your policy remains in force.

Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, we may charge fees for certain policy transactions. See PARTIAL WITHDRAWALS AND SURRENDER, LIVING BENEFIT OPTION and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus for a description of policy transaction fees. Also, if you request more than one illustration in a policy year, we may charge a fee. See INDIVIDUAL ILLUSTRATIONS in Part 4 of this prospectus.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE in
Part 2 of this prospectus.

o A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. We make a charge for these mortality and expense risks at an effective annual rate applied to the value of the assets in the Separate Account attributable to Survivorship 2000. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the Funds. See TAX EFFECTS in Part 2 of this prospectus.

CHARGES OF THE TRUSTS. The Funds purchase Class IB shares of the HRT or EQAT at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, 12b-1 distribution fee charges and certain other operating expenses. The Trusts do not impose a sales charge. See DEDUCTIONS AND CHARGES in the Summary and HRT'S MANAGER AND INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000

YOUR POLICY CAN TERMINATE. Your insurance coverage will continue as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. If the Net Cash Surrender Value at the beginning of a policy month is less than such deductions for that month, your policy will go into default unless the operation of the guaranteed minimum death benefit provision results in a waiver of the monthly deductions. The guaranteed minimum death benefit provision is not available in some jurisdictions, including New York and New Jersey.

Under the guaranteed minimum death benefit provision, we compare the guaranteed minimum death benefit premium fund with the actual premium fund in order to determine whether your coverage remains in effect. If the actual premium fund is equal to or greater than the guaranteed minimum death benefit premium fund and any policy loan outstanding does not exceed the Cash Surrender Value, then monthly deductions in excess of the Net Cash Surrender Value will be waived for that policy month and the policy will not go into default. If there is a loan outstanding that exceeds the Cash Surrender Value, the policy will be in default. The policy will also be in default if the actual premium fund is less than the guaranteed minimum death benefit premium fund.

The guaranteed minimum death benefit premium fund for any policy month is the accumulation of all the "specified premiums" shown on the Policy Information Page up to that month, at 4% interest. The actual premium fund for any policy month is the accumulation of all the premiums actually paid under the policy at 4% interest, less all withdrawals accumulated at 4% interest.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will approximate an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period you may not transfer Policy Account value, decrease the Face Amount, make a partial withdrawal or change the death benefit option.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions and any unpaid loan and accrued loan interest. We will inform you, and any assignees, at last known addresses, that your policy has ended without value. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of a policy termination.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if the insured persons who were living on the date the policy terminates are still alive, you provide evidence of insurability on those insured persons that is satisfactory to us, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for three months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; and (iii) the charge for taxes and the Premium Sales Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account.

The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions of policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When the applications for a Survivorship 2000 policy are completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the applications and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, we will either refund any premium paid or reinstate a prior policy.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years, months and anniversaries (annual and monthly). Charges and deductions under the policy are first made as of the Register Date, even when we have permitted an early Register Date as set forth below. For information on such charges and deductions, see DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Generally, we determine the Register Date based upon when we receive your minimum initial premium. In most cases:


o If you submit at least the minimum initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive a payment equal to or greater than the minimum initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer-sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policyowners to delay a Register Date (up to three months) in employer-sponsored cases. Additionally, policies that would otherwise receive a Register Date of the 29th, 30th or 31st of any month will receive a Register Date of the 28th of that month.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the minimum initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full minimum initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will also be the date the minimum initial premium is received at our Administrative Office. Remember, the amount of your first net premium to be allocated to the Funds will initially be allocated to the Alliance Money Market Fund of the Separate Account until the Allocation Date. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office.

Generally, when we refer to the age of an insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the current Federal income tax laws as currently interpreted on Survivorship 2000 policies owned by U.S. resident individuals. The tax effects on corporations, other business entities, other non-natural persons such as trusts, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. A Survivorship 2000 policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code of 1986, as amended (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Survivorship 2000 will meet these requirements, and that:

o the death benefit received by the beneficiary under your Survivorship 2000 policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a surrender, loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer your ownership of the policy. Certain transfers for value may subject the transferor to income tax and result in the transferee becoming subject to income tax on death proceeds to the extent such proceeds exceed the transferee's investment in the policy. A gift or bequest of a policy subject to a loan may be viewed as a part sale, part gift transaction and can also trigger income tax consequences. Consult your tax adviser before any transfer of your policy.

The Federal income tax consequences of a distribution from your policy will depend among other things on whether your policy is determined to be a "modified endowment." The character of any income recognized under your policy will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

Whether or not your policy is a modified endowment, changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. Such changes can also affect the tax treatment of prior distributions made during the same taxable year or in anticipation of a reduction in benefits (generally within two years before a reduction in benefits). See POLICY CHANGES below.

IF YOUR SURVIVORSHIP 2000 POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will generally not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon a complex formula depending in part upon the ratio of your death benefit to the Policy Account value (or, in some cases, the premiums paid) under your policy and the ages of the insured persons at the time of the withdrawal. For example, a partial withdrawal from a heavily funded policy or a withdrawal from a policy where the benefits have been or within the next two years will be substantially reduced can cause all or a portion of the distribution to be taxable to the extent of gain in your policy.

If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will generally apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax, and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described under POLICY PROCEEDS above, even though you may be able to restore your policy. For tax purposes, some restorations may be treated as the purchase of a new insurance contract.

LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trust, intends to comply with these requirements in order to avoid such occurrence.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

RIDERS. Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We may make changes in the policy or its riders or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. Proposed Treasury Regulations concerning what constitutes reasonable mortality and expense charges in testing whether a policy qualifies as life insurance would, if finalized as now proposed, provide stricter rules for policies covering more than one life. As currently drafted, the rules would only apply to policies issued after the regulations are finalized, causing such policies to generally provide increased levels of death benefits relative to policy account values. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. When the last surviving insured dies, the death benefit will generally be includable in the policyowner's estate for purposes of Federal estate tax if the insured owned the policy. If the policyowner is not the insured person, under certain conditions only the fair market value of the policy would be included upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance, generation skipping and other taxes.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a joint life policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only two individuals, and such individuals are, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy and his/her spouse. Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy (e.g., pursuant to a split-dollar agreement), the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner and his/her spouse applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund of the Separate Account for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold Federal income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. States may also require us to withhold tax on payments to you. In the case of non-U.S. residents and/or non-U.S. citizens, special withholding rules will apply. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3:  ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in Class IB shares of the corresponding portfolios of the HRT or the EQAT. Equitable is the legal owner of the shares of each Trust and will attend, and has the right to vote at, any meeting of the HRT's or EQAT's shareholders. Among other things, we may vote on any matters described in either Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of HRT or EQAT shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any HRT or EQAT shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the HRT or EQAT in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the HRT or EQAT portfolios corresponding to the Funds to which your Policy Account is allocated. The number of HRT or EQAT shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding portfolio as of the record date set by either HRT's or EQAT's Board for its respective shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the particular shareholder meeting. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing instructions. In certain cases, we may disregard instructions relating to changes in a portfolio's adviser or its investment policies. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o  add Funds to, or remove Funds from, the Separate Account, combine two or more
   Funds  within  the  Separate   Account,   or  withdraw   assets  relating  to
   Survivorship 2000 from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that Fund to another Fund or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated payment plan), transfers of amounts between Funds and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the lifetimes of both insured persons, for two years from the date the policy was issued.

o We cannot challenge any policy change that requires evidence of insurability or any restoration of the policy after the change or restoration has been in effect for two years during the lifetime of any insured person living at the time the change or restoration takes effect.

If the last surviving insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. Some states may require that we measure these times in some other way. If an insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at that insured person's correct age and sex.

If the last surviving insured person commits suicide within two years after the date on which the policy was issued or following a policy change that increases the death benefit, the death benefit will be limited as described in the policy. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments such as the Net Cash Surrender Value may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. See YOUR BENEFICIARY below. If you do not arrange for a specific form of payment before the last surviving insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the last surviving insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. While either or both of the insured persons are living, you may change the beneficiary by writing to our Administrative Office. You can name more than one beneficiary. Beneficiaries may be classed as primary and contingent beneficiaries. When two or more persons are named in a class they will share equally unless you have specified their respective shares. If no beneficiary is living when the last surviving insured person dies, we will pay the death benefit in equal shares to such insured person's surviving children. If there are no surviving children, we will pay the death benefit to that insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason, if we agree. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the last surviving insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of Net Cash Surrender Value withdrawal or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Survivorship 2000 policy may vary somewhat from jurisdiction to jurisdiction.

The Survivorship 2000 policy (Plan No. 92-500) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable may vary the charges and other terms of Survivorship 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Survivorship 2000 policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Equitable Distributors, Inc. (EDI) is a principal underwriter of HRT and EQAT, a principal underwriter of the Separate Account, and is also a distributor of certain of our variable life insurance policies and variable annuity contracts. EDI's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EDI was paid a fee of $1,204,370 and $20,088,049, respectively, for its services under a Distribution Agreement with Equitable and its separate accounts.


Survivorship 2000 policies are sold through agencies (both affiliated and unaffiliated with Equitable) licensed by state insurance officials, and their affiliated broker-dealers who are registered under the 1934 Act and are members of the NASD. Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. Agents who sell our policies are licensed by state insurance officials to sell our variable life policies, are appointed as agents of Equitable, and are Registered Representatives of their agencies' affiliated broker-dealer. When EDI has acted as distributor, sales commissions will be paid by Equitable to the agency which sells you this policy. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium. Generally, during the first policy year, the agency will receive a commission equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agency receives a commission up to a maximum of 3% of the premiums paid. Commissions paid to an agency based upon refunded premiums may be recovered.


LEGAL PROCEEDINGS

We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1997, 1996 and 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Survivorship 2000 policies. They should not be considered as bearing upon the investment experience of the Funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000 and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director of  Equitable  since July 1992.  Chairman and Chief Executive  Officer of
25, Quai Paul  Doumer                   Rhone-Poulenc  S.A.  Member of the Supervisory Board of AXA-UAP since January 1997.
92408 Courbevoie Cedex                  Director of the Holding Company.
France

-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various Equitable affiliates.  Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company  ("Casualty")  and  EQAT  (since March  1997).   Previously   held  other
                                        officerships   with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand, L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President and Chief  Marketing  Officer  since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado     (since    January    1995).  Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty,    since    September    1997.  Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995.  Previously held other  officerships with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996,    Equitable.    Director,    EQF.  Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------

PART 4:       ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how the death benefits and Cash Surrender Values ("policy benefits") under a hypothetical Survivorship 2000 policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each Fund, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment Funds. The tables are for a standard risk male non-smoker, age 55, and a standard risk female non-smoker, age 50. Planned premiums of $13,580 for an initial Face Amount of $1,000,000 are assumed to be paid at the beginning of each policy year.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in policy year twenty, the current charges reflect the termination of the Premium Sales Charge, which is not guaranteed. See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus. The tables also assume daily charges against the Separate Account Funds of .90% for mortality and expense risks, .56% for investment management (the average of the advisory fees payable with respect to each HRT and EQAT portfolio, based on average net assets for 1997, and for portfolios which commenced operations on December 31, 1997, estimated average net assets for 1998), and .32% for other Trust expenses. The assumption for other Trust expenses equals the weighted average of other expenses of the HRT and EQAT portfolios (including 12b-1 fees) based on average net assets for 1997, and for portfolios which commenced operations on December 31, 1997, estimated average net assets for 1998. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.78%, on 6% it would be 4.12% and on 12% it would be 10.01%. Remember, however, that investment management fees and other Trust expenses vary by portfolio. See HRT'S MANAGER AND INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in
Part 1 of this prospectus.

The tables assume first year monthly administrative charges of $0.07 per $1,000 of Face Amount and $6 per month, and a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $6 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, without regard to taxes, of 5% compounded annually. These columns show that if a policy is surrendered in its very early years, the Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured persons, standard risk assumptions and an initial Face Amount and planned premium of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the planned premium you have chosen and the insured persons' actual risk classes. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Net Cash Surrender Value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                SURVIVORSHIP 2000

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000

                            MALE AGE 55/FEMALE AGE 50
                                  NON-SMOKER              DEATH BENEFIT OPTION A
                            ASSUMING CURRENT CHARGES

------------------------------------------------------------------------------------------------------------------------------------

                                                       DEATH BENEFIT(2)                             CASH SURRENDER VALUE(2)
                                                 ASSUMING HYPOTHETICAL GROSS                      ASSUMING HYPOTHETICAL GROSS
       END OF                                    ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
       POLICY             ACCUMULATED   -----------------------------------------------   -----------------------------------------
        YEAR              PREMIUMS(1)       0%               6%                12%             0%            6%             12%
        ----              -----------   -------------     ----------         ----------   -------------  ------------  ------------

         1                $  14,259       $1,000,000      $1,000,000         $1,000,000      $  8,027       $  8,538     $    9,049
         2                   29,231        1,000,000       1,000,000          1,000,000        19,694         21,415         23,197
         3                   44,951        1,000,000       1,000,000          1,000,000        31,093         34,760         38,697
         4                   61,458        1,000,000       1,000,000          1,000,000        42,215         48,578         55,671
         5                   78,790        1,000,000       1,000,000          1,000,000        53,059         62,884         74,264

         6                   96,988        1,000,000       1,000,000          1,000,000        63,639         77,707         94,645
         7                  116,097        1,000,000       1,000,000          1,000,000        73,932         93,042        116,971
         8                  136,161        1,000,000       1,000,000          1,000,000        83,926        108,896        141,423
         9                  157,228        1,000,000       1,000,000          1,000,000        93,611        125,274        168,204
        10                  179,348        1,000,000       1,000,000          1,000,000       102,977        142,186        197,541

        15                  307,689        1,000,000       1,000,000          1,118,744       144,162        234,692        391,854

        20                  471,487        1,000,000       1,000,000          1,665,831       174,668        341,661        693,807

        25                  680,541        1,000,000       1,000,000          2,342,637       191,275        466,993      1,154,008

------------------------------------------------------------------------------------------------------------
                                 INTERNAL RATE OF RETURN                           INTERNAL RATE OF RETURN
                                 ON CASH SURRENDER VALUES                              ON DEATH BENEFIT
                                ASSUMING HYPOTHETICAL GROSS                      ASSUMING HYPOTHETICAL GROSS
       END OF                    ANNUAL RATE OF RETURN OF                          ANNUAL RATE OF RETURN OF
       POLICY             ----------------------------------------       ---------------------------------------------
        YEAR                  0%            6%            12%                 0%              6%             12%
        ----              ------------  ------------  ------------       --------------  -------------  --------------

         1                   -40.89%       -37.13%       -33.37%          7,263.76%       7,263.76%      7,263.76%
         2                   -19.61        -14.84        -10.07             709.58          709.58         709.58
         3                   -12.92         -7.73         -2.55             281.01          281.01         281.01
         4                    -9.83         -4.42          0.99             161.03          161.03         161.03
         5                    -8.11         -2.55          3.00             108.39          108.39         108.39

         6                    -7.02         -1.35          4.30              79.68           79.68          79.68
         7                    -6.29         -0.54          5.19              61.90           61.90          61.90
         8                    -5.77          0.05          5.84              49.92           49.92          49.92
         9                    -5.39          0.49          6.33              41.37           41.37          41.37
        10                    -5.10          0.83          6.71              34.99           34.99          34.99

        15                    -4.46          1.75          7.81              18.25           18.25          19.48

        20                    -4.43          2.14          8.28              11.26           11.26          15.32

        25                    -4.77          2.37          8.47               7.55            7.55          12.88

-------------------------
(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

--------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               SURVIVORSHIP 2000
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
          FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE
PLANNED PREMIUM $13,580
                           MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER
                          ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------------------------


                                             DEATH BENEFIT(2)                              CASH SURRENDER VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS                       ASSUMING HYPOTHETICAL GROSS
       END OF                         ANNUAL INVESTMENT RETURN OF                       ANNUAL INVESTMENT RETURN OF
       POLICY        ACCUMULATED     ---------------------------------------------   ----------------------------------------------
        YEAR         PREMIUMS(1)          0%              6%             12%               0%              6%               12%
        ----         -----------     -------------   -------------   -------------   ---------------  --------------   ------------

         1           $  14,259          $1,000,000      $1,000,000      $1,000,000      $  8,016         $  8,526          $  9,037
         2              29,231           1,000,000       1,000,000       1,000,000        19,626           21,344            23,123
         3              44,951           1,000,000       1,000,000       1,000,000        30,939           34,596            38,523
         4              61,458           1,000,000       1,000,000       1,000,000        41,941           48,282            55,351
         5              78,790           1,000,000       1,000,000       1,000,000        52,615           62,397            73,728

         6              96,988           1,000,000       1,000,000       1,000,000        62,940           76,932            93,784
         7             116,097           1,000,000       1,000,000       1,000,000        72,893           91,877           115,662
         8             136,161           1,000,000       1,000,000       1,000,000        82,446          107,218           139,519
         9             157,228           1,000,000       1,000,000       1,000,000        91,570          122,939           165,527
        10             179,348           1,000,000       1,000,000       1,000,000       100,226          139,013           193,872

        15             307,689           1,000,000       1,000,000       1,080,017       134,355          223,126           378,290

        20             471,487           1,000,000       1,000,000       1,550,945       143,121          305,526           645,958

        25             680,541           1,000,000       1,000,000       2,025,648       100,840          367,515           997,856

                                                                                    INITIAL FACE AMOUNT $1,000,000

                                                                                            DEATH BENEFIT OPTION A


-------------------------------------------------------------------------------------------------------------------

                        INTERNAL RATE OF RETURN                            INTERNAL RATE OF RETURN
                       ON CASH SURRENDER VALUES                               ON DEATH BENEFIT
                     ASSUMING HYPOTHETICAL GROSS                         ASSUMING HYPOTHETICAL GROSS
       END OF         ANNUAL RATE OF RETURN OF                          ANNUAL INVESTMENT RETURN OF
       POLICY        -----------------------------------------         --------------------------------------------
        YEAR             0%             6%            12%                   0%             6%             12%
        ----         ------------  -------------  ------------         -------------  -------------  --------------

         1             -40.97%      -37.21%        -33.45%             7,263.76%      7,263.76%      7,263.76%
         2             -19.80       -15.03         -10.26                709.58         709.58         709.58
         3             -13.14        -7.95          -2.77                281.01         281.01         281.01
         4             -10.08        -4.66           0.75                161.03         161.03         161.03
         5              -8.38        -2.80           2.76                108.39         108.39         108.39

         6              -7.33        -1.64           4.03                 79.68          79.68          79.68
         7              -6.64        -0.85           4.91                 61.90          61.90          61.90
         8              -6.17        -0.29           5.54                 49.92          49.92          49.92
         9              -5.84         0.12           6.01                 41.37          41.37          41.37
        10              -5.61         0.42           6.38                 34.99          34.99          34.99

        15              -5.41         1.13           7.41                 18.25          18.25          19.09

        20              -6.60         1.11           7.68                 11.26          11.26          14.76

        25             -11.35         0.60           7.54                  7.55           7.55          11.99

-------------------------
(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

--------------------------------------------------------------------------------
THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                            ASSUMING CURRENT CHARGES

------------------------------------------------------------------------------------------------------------------------------------

                                                     DEATH BENEFIT(2)                               CASH SURRENDER VALUE(2)
                                               ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS
       END OF                                  ANNUAL INVESTMENT RETURN OF                        ANNUAL INVESTMENT RETURN OF
       POLICY             ACCUMULATED   --------------------------------------------     -------------------------------------------
        YEAR              PREMIUMS(1)       0%              6%             12%                0%             6%              12%
        ----              -----------   ------------   -------------   -------------     --------------  ------------   ------------

         1               $  14,259       $1,008,027      $1,008,537      $1,009,049         $  8,027        $  8,537      $    9,049
         2                  29,231        1,019,692       1,021,413       1,023,195           19,692          21,413          23,195
         3                  44,951        1,031,087       1,034,753       1,038,689           31,087          34,753          38,689
         4                  61,458        1,042,200       1,048,560       1,055,651           42,200          48,560          55,651
         5                  78,790        1,053,028       1,062,847       1,074,218           53,028          62,847          74,218

         6                  96,988        1,063,583       1,077,637       1,094,558           63,583          77,637          94,558
         7                 116,097        1,073,840       1,092,923       1,116,816           73,840          92,923         116,816
         8                 136,161        1,083,783       1,108,702       1,141,164           83,783         108,702         141,164
         9                 157,228        1,093,396       1,124,973       1,167,785           93,396         124,973         167,785
        10                 179,348        1,102,665       1,141,736       1,196,889          102,665         141,736         196,889

        15                 307,689        1,142,742       1,232,229       1,387,708          142,742         232,229         387,708

        20                 471,487        1,170,419       1,332,724       1,683,535          170,419         332,724         683,535

        25                 680,541        1,180,054       1,438,092       2,309,657          180,054         438,092       1,137,762



---------------------------------------------------------------------------------------------------------------------
                                    INTERNAL RATE OF RETURN                        INTERNAL RATE OF RETURN
                                    ON CASH SURRENDER VALUES                          ON DEATH BENEFIT
                                  ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
       END OF                       ANNUAL RATE OF RETURN OF                      ANNUAL RATE OF RETURN OF
       POLICY                ---------------------------------------     --------------------------------------------
        YEAR                     0%            6%           12%               0%              6%            12%
        ----                 -----------   -----------   -----------     -------------   ------------- --------------

         1                     -40.89%      -37.13%      -33.37%        7,322.88%       7,326.64%     7,330.40%
         2                     -19.61       -14.84       -10.07           717.97          718.70        719.46
         3                     -12.93        -7.74        -2.56           285.35          285.86        286.40
         4                      -9.85        -4.43         0.97           164.16          164.62        165.14
         5                      -8.13        -2.57         2.98           110.96          111.43        111.96

         6                      -7.05        -1.38         4.27            81.94           82.42         83.00
         7                      -6.32        -0.57         5.15            63.95           64.46         65.09
         8                      -5.81         0.01         5.80            51.83           52.38         53.07
         9                      -5.43         0.45         6.28            43.17           43.75         44.51
        10                      -5.16         0.78         6.66            36.71           37.33         38.16

        15                      -4.59         1.62         7.69            19.71           20.53         21.82

        20                      -4.69         1.90         8.15            12.53           13.56         15.40

        25                      -5.32         1.91         8.38             8.61            9.87         12.80

-------------------------
(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

--------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE

PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000

                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------------------------

                                                     DEATH BENEFIT(2)                              CASH SURRENDER VALUE(2)
                                               ASSUMING HYPOTHETICAL GROSS                       ASSUMING HYPOTHETICAL GROSS
       END OF                                  ANNUAL INVESTMENT RETURN OF                       ANNUAL INVESTMENT RETURN OF
       POLICY           ACCUMULATED     --------------------------------------------    --------------------------------------------
        YEAR            PREMIUMS(1)         0%              6%             12%               0%             6%              12%
        ----            -----------     ------------   -------------   -------------    --------------  ------------   -------------

         1              $ 14,259         $1,008,016      $1,008,526      $1,009,037        $  8,016        $  8,526        $  9,037
         2                29,231          1,019,623       1,021,341       1,023,120          19,623          21,341          23,120
         3                44,951          1,030,930       1,034,586       1,038,512          30,930          34,586          38,512
         4                61,458          1,041,919       1,048,256       1,055,321          41,919          48,256          55,321
         5                78,790          1,052,569       1,062,340       1,073,660          52,569          62,340          73,660

         6                96,988          1,062,854       1,076,823       1,093,648          62,854          76,823          93,648
         7               116,097          1,072,745       1,091,685       1,115,413          72,745          91,685         115,413
         8               136,161          1,082,208       1,106,898       1,139,089          82,208         106,898         139,089
         9               157,228          1,091,205       1,122,430       1,164,819          91,205         122,430         164,819
        10               179,348          1,099,688       1,138,235       1,192,747          99,688         138,235         192,747

        15               307,689          1,131,734       1,218,550       1,370,385         131,734         218,550         370,385

        20               471,487          1,134,270       1,286,326       1,621,920         134,270         286,326         621,920

        25               680,541          1,079,498       1,304,104       1,952,966          79,498         304,104         952,966


--------------------------------------------------------------------------------------------------------------------
                              INTERNAL RATE OF RETURN                            INTERNAL RATE OF RETURN
                              ON CASH SURRENDER VALUES                              ON DEATH BENEFIT
                            ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS
       END OF                 ANNUAL RATE OF RETURN OF                          ANNUAL RATE OF RETURN OF
       POLICY           --------------------------------------         --------------------------------------------
        YEAR               0%            6%           12%                   0%              6%            12%
        ----            ----------   -----------   -----------         -------------   ------------- --------------

         1               -40.97%      -37.22%        -33.45%             7,322.80%       7,326.55%     7,330.32%
         2               -19.81       -15.04         -10.27                717.94          718.67        719.43
         3               -13.16        -7.97          -2.79                285.33          285.84        286.38
         4               -10.10        -4.68           0.73                164.14          164.60        165.11
         5                -8.41        -2.83           2.73                110.94          111.40        111.93

         6                -7.37        -1.68           3.99                 81.92           82.40         82.97
         7                -6.69        -0.90           4.85                 63.92           64.43         65.05
         8                -6.23        -0.36           5.47                 51.80           52.34         53.02
         9                -5.92         0.03           5.93                 43.13           43.71         44.46
        10                -5.71         0.32           6.28                 36.66           37.27         38.10

        15                -5.68         0.87           7.17                 19.60           20.41         21.68

        20                -7.33         0.50           7.36                 12.28           13.28         15.11

        25               -14.33        -0.86           7.24                  8.04            9.25         11.77


-------------------------
(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

--------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Survivorship 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Alliance Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust plus performance of other Alliance funds with investment policies and objectives similar to those of the Alliance Small Cap Growth portfolio, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to EQAT portfolios and are managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

------------------------------------------------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                                                 LONG-TERM      LONG-TERM     INTERMEDIATE-       U.S.         CONSUMER
PERIODS ENDING                              COMMON       GOVERNMENT      CORPORATE      TERM GOV'T       TREASURY        PRICE
12/31/97:                                   STOCKS          BONDS          BONDS           BONDS           BILLS         INDEX
------------------------------------------------------------------------------------------------------------------------------------

 1 year.........................            33.36%         15.85%          12.95%          8.38%           5.26%          1.92%
 3 years........................            31.15          14.76           13.36           8.93            5.35           2.59
 5 years........................            20.24          10.51            9.22           6.40            4.57           2.64
10 years........................            18.05          11.32           10.85           8.33            5.44           3.43
20 years........................            16.65          10.39           10.29           9.51            7.29           4.90
30 years........................            12.12           8.63            8.86           8.52            6.77           5.34
40 years........................            12.30           6.71            7.09           7.10            5.85           4.44
50 years........................            13.12           5.70            6.07           6.04            4.99           3.94
60 years........................            12.53           5.31            5.54           5.44            4.18           4.11
Since 1926......................            10.99           5.19            5.71           5.25            3.77           3.17
Inflation Adjusted
Since 1926......................             7.58           1.96            2.46           2.02            0.58

-------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------

                                      A-2